                                                            THE EMERGING MARKETS
                                                             TELECOMMUNICATIONS
                                                                 FUND, INC.

                                                             SEMI-ANNUAL REPORT
                                                                MAY 31, 2001


   ETF
  LISTED
   NYSE(R)

3018-SA-01

CONTENTS

Letter to Shareholders                                                       1

Portfolio Summary                                                            5

Schedule of Investments                                                      7

Statement of Assets and Liabilities                                         11

Statement of Operations                                                     12

Statement of Changes in Net Assets                                          13

Statement of Cash Flows                                                     14

Financial Highlights                                                        16

Notes to Financial Statements                                               18

Results of Annual Meeting of Shareholders                                   25

Description of InvestLink(SM) Program                                       26

Privacy Policy Notice                                                       29

LETTER TO SHAREHOLDERS

                                                                   June 18, 2001

DEAR SHAREHOLDER:

I am writing to report on the activities of The Emerging Markets
Telecommunications Fund, Inc. (the "Fund") for the six months ended May 31,
2001.

At May 31, 2001, the Fund's net asset value ("NAV") was $10.22 per share as compared to $10.35 on November 30, 2000. Total net assets at May 31, 2001 were $129,649,215.

PERFORMANCE: BETTER THAN AGGREGATE EMERGING TELECOM STOCKS

For the six months ended May 31, 2001, the Fund's total return, based on NAV was -1.3%. It thus outperformed aggregate emerging telecommunications stocks, which (in the form of the telecommunications services subsector of Morgan Stanley Capital International's Emerging Markets Free Index ("EMF"))* fell 4.7% in the same period. (By contrast, the broad universe of emerging-market equities (as represented by EMF as a whole) returned 2.7%).

The most positive contributions to relative performance came from India, Malaysia, Taiwan and private equities. We did well in India mainly because we favored the country's biggest service provider, which enjoyed a healthy return. Malaysia was one of the weakest equity markets worldwide during the period, meaning that our absence from it paid off. Our timing in Taiwan was good in that we chose to underweight it and it underperformed. As for private equities, our holdings were additive to the Fund's overall return because they did not endure the beating taken by publicly traded telecom stocks.

On the negative side, we owned shares of a number of smaller Brazilian cellular companies that were hit especially hard by the global telecom derating that occurred during the period (see next section). In addition, major telecom stocks that we held in South Korea and Hong Kong were subject to the same derating pressures.

THE MARKET: BAD NEWS FOR EMERGING TELECOMS

Over the past six months, the closely linked telecom and technology sectors in emerging equity markets were badly hurt, to a large extent, by extreme investor aversion to their developed-market counterparts. This aversion led many investors to abandon stocks in these sectors worldwide, regardless of underlying fundamentals.

Selling was driven by a string of negative developments that played out over the period, especially within the telecom arena. Among these developments, three stood out:

- THE BUBBLE BURSTS. Investors began to seriously question the growth prospects of companies in the global telecommunications-media-technology ("TMT") universe shortly after they reached an all-time peak in March 2000. This period coincided with a budding realization that worldwide macroeconomic growth was decelerating. As a litany of such companies reported disappointingly low earnings and/or reduced their own growth forecasts, their shares plunged. TMT names in the emerging world experienced harsh selling as part of this all-encompassing fall from grace.

- HIGH 3G COSTS. At the same time, investors grew increasingly worried about the very high prices that the biggest telecom service providers had paid for 3G (I.E., third-generation) wireless transmission licenses, particularly in the U.K. and Germany. This left many wondering how the buyers would earn back their investments--much less make a profit--in the near-to-medium term. Such concerns exacerbated the sell-off we described above.

- MOUNTING PROBLEMS IN EUROPE. There was marked deterioration in the operating environment both for big service providers and telecom equipment manufacturers in Europe. The providers found themselves in desperate need of fresh capital to pay their high 3G costs even as their debt burdens soared, and the equipment makers had to face the consequences of slashed global demand for their products. This battered the already-shaky confidence of investors who had supported each of these subsectors over the past few years.

While emerging markets suffered in line with the massive global TMT derating, local issues intruded as well. In Latin America, for example, Brazilian telecoms were negatively affected by domestic political issues, a declining currency and economic weakness in neighboring Argentina. In Asia, a leading Chinese service provider reported unanticipated revenue shortfalls that helped to undermine investor sentiment; and the South Korean government's sale of a major stake in the country's dominant service provider similarly dampened enthusiasm.

PORTFOLIO STRUCTURE AND STRATEGY: HIGHLY SELECTIVE

TOP 10 HOLDINGS, BY ISSUER *

                                                          % OF
     HOLDING                  COUNTRY/REGION           NET ASSETS
 1.  China Mobile               Hong Kong                 12.4
 2.  Telmex                      Mexico                    8.6
 3.  Emg. Mkts. Ventures I       Global                    5.1
 4.  TeleSoft Partners           Global                    4.3
 5.  SK Telecom                South Korea                 4.2
 6.  America Movil               Mexico                    4.0
 7.  Samsung Electronics       South Korea                 3.0
 8.  Asia Satellite             Hong Kong                  2.7
 9.  K.T. Concord Venture        Israel                    2.3
10.  Hutchison Whampoa          Hong Kong                  2.3
                                                          ----
     Total                                                48.9
                                                          ====

---------------
*    Company names are abbreviations of those found in the chart on page 6.

[CHART]

         COUNTRY BREAKDOWN
         (% of net assets)

Brazil                             6.61
Global                             9.40
Hong Kong                         21.74
Israel                            12.52
Mexico                            14.52
South Korea                        9.51
Cash & Other Assets                5.79
Other*                            19.91

---------------
* Other includes Argentina, Asia, Canada, Central Europe, Chile, China, Czech Republic, Egypt, Europe, Greece, Hungary, India, Jamaica, Latin America, Middle East/Africa, Peru, Poland, Russia, South Africa, Taiwan, Thailand, United States and Venezuela.

Our basic strategy in managing the Fund remains unchanged. We continue to:

- Identify and invest substantially in companies that we believe can provide solid performance in an uncertain world

- Invest early on in private equities that have well-above-average appreciation potential

- Take an opportunistic approach in maneuvering the Fund through volatile market conditions

- Raise cash as warranted both as a defensive measure and to provide the flexibility to take advantage of opportunities as they arise

We additionally may choose to structure the portfolio with the nominal EMF benchmark firmly in mind. For instance, we successfully took meaningful positions in securities not represented in EMF during the fiscal half-year, and minimized exposure to prominent EMF components based on our sense that their upside potential was limited.

We also continue to like private equities, whose benefits we have described in these pages for some time. Most private equities held in the Fund are in the initial stages of their respective cycles and thus have significant room for future growth. That said, however, we believe that near-term returns from private equities are unlikely to equal those achieved in the recent past, largely due to current market conditions.

On a regional basis, we remain focused on Asia, where we see markets starting to recover from their major sell-off over the past few quarters. Asian telecoms, furthermore, stand to benefit by not being saddled with high 3G license costs and generally tend to have much stronger balance sheets than their developed-world counterparts.

Unlike Asia, we see fairly little scope for appreciation in Eastern Europe, where many telecom and tech companies are owned or otherwise dominated by Western European entities. The problem here is the rapid deceleration in Western European macroeconomic growth, whose negative impact is broadening to Eastern Europe as well. We also are less than heartened by continuing weakness in Latin America, especially Brazil, and have reduced the Fund's weighting there accordingly.

OUTLOOK: CAUTIOUSLY OPTIMISTIC

Looking ahead, our near-term view on emerging telecom stocks is one of cautious optimism. Our caution stems from the fact that they remain largely dependent--rightly or wrongly--on what transpires within the world's leading economies, particularly in the U.S. and Western Europe.

At the same time, we are somewhat optimistic based on the comparative advantages of emerging-world companies over those in developed markets:

- Valuations for emerging telecoms are relatively attractive, especially in light of the global derating we cited earlier.

- Emerging telecoms derive most of their revenues from domestic sources and thus are less impacted by the ups and downs of the U.S. economy.

- Certain emerging nations (notably China) are only now beginning to wire their populations for telephone service, which gives their telecom companies substantial growth potential over the next few years.

- Emerging telecoms tend to face less competition and typically have access to capital at a lower cost.

- Emerging telecoms and tech names remain some of the largest and most liquid stocks in their respective markets and, as such, should be among the first ports of call for foreign investors when they return to the emerging-equity asset class more broadly.

What is needed, of course, is one or more catalysts to revive investor confidence and attract capital back into the emerging telecom and tech sectors. This may come in the form of additional interest-rate cuts in the U.S. and Europe and/or clear confirmation that leading economic indicators have bottomed out.

Respectfully,

/s/ Richard W. Watt

Richard W. Watt
President and Chief Investment Officer**

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program known as the InvestLink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 26 through 28 of this report.

* The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged index (with no defined investment objective) of emerging-market equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

** Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He is also President, Chief Investment Officer and a Director of The First Israel Fund, Inc. He is President and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc. and The Latin America Equity Fund, Inc.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

PORTFOLIO SUMMARY - AS OF MAY 31, 2001 (UNAUDITED)

[CHART]

SECTOR ALLOCATION

AS A PERCENT OF NET ASSETS

                                                                         MAY 31, 2001                NOVEMBER 30, 2000
Cellular Telecommunications                                                 21.77%                         5.39%
Computers                                                                    2.45%                         1.50%
Electronics                                                                  1.10%                         3.31%
Investment & Holding Companies                                               7.07%                        11.74%
Local and/or Long Distance Telephone Service                                 4.06%                         7.95%
Telecommunications                                                          39.43%                        42.29%
Television                                                                   2.32%                         2.46%
Venture Capital                                                             11.39%                         3.92%
Other                                                                        4.62%                        12.08%
Cash & Cash Equivalents                                                      5.79%                         9.36%

[CHART]

GEOGRAPHIC ASSET BREAKDOWN

AS A PERCENT OF NET ASSETS

                                                     MAY 31, 2001             NOVEMBER 30, 2000
Africa                                                    0.01%                      0.01%
Asia                                                     37.32%                     44.09%
Caribbean                                                 1.93%                      1.57%
Europe                                                    4.29%                      6.80%
Latin America                                            26.31%                     17.36%
Middle East                                              13.84%                     11.62%
North America                                             1.11%                      1.07%
Global                                                    9.40%                      8.12%
Cash & Cash Equivalents                                   5.79%                      9.36%

[CHART]

SUMMARY OF SECURITIES BY COUNTRY/REGION

AS A PERCENT OF NET ASSETS

                                                      MAY 31, 2001                 NOVEMBER 30, 2000
Argentina                                                 1.47%                          3.97%
Asia                                                      1.42%                          1.24%
Brazil                                                    6.61%                          5.23%
Chile                                                     1.65%                          0.00%
Hong Kong                                                21.74%                         15.20%
India                                                     0.40%                          9.95%
Israel                                                   12.52%                         10.25%
Jamaica                                                   1.93%                          1.57%
Mexico                                                   14.52%                          6.87%
Russia                                                    0.39%                          0.38%
South Korea                                               9.51%                          8.78%
Taiwan                                                    1.61%                          6.87%
Thailand                                                  2.64%                          0.93%
Turkey                                                    0.00%                          3.88%
United States                                             1.11%                          1.05%
Venezuela                                                 1.09%                          0.69%
Global                                                    9.40%                          8.12%
Other                                                     6.20%                          5.66%

TOP 10 HOLDINGS, BY ISSUER

                                                                                                          PERCENT OF
      HOLDING                                                    SECTOR                   COUNTRY/REGION  NET ASSETS
   1. China Mobile (Hong Kong) Ltd.                    Cellular Telecommunications           Hong Kong       12.4

   2. Telefonos de Mexico S.A. de C.V.                     Telecommunications                 Mexico          8.6

   3. Emerging Markets Ventures I, L.P.                      Venture Capital                  Global          5.1

   4. TeleSoft Partners L.P.                               Telecommunications                 Global          4.3

   5. SK Telecom Co., Ltd.                                 Telecommunications               South Korea       4.2

   6. America Movil S.A. de C.V.                       Cellular Telecommunications            Mexico          4.0

   7. Samsung Electronics Co., Ltd.                        Telecommunications               South Korea       3.0

   8. Asia Satellite Telecommunications Holdings Ltd.      Telecommunications                Hong Kong        2.7

   9. K.T. Concord Venture Fund L.P.                         Venture Capital                  Israel          2.3

  10. Hutchison Whampoa Ltd.                          Investment & Holding Companies         Hong Kong        2.3

SCHEDULE OF INVESTMENTS - MAY 31, 2001 (UNAUDITED)

                                                         NO. OF          VALUE
DESCRIPTION                                          SHARES/UNITS      (NOTE A)
--------------------------------------------------------------------------------

EQUITY OR EQUITY-LINKED SECURITIES-94.21%

 EQUITY OR EQUITY-LINKED SECURITIES OF
  TELECOMMUNICATION COMPANIES IN EMERGING COUNTRIES-81.73%

 ASIA-1.42%
INVESCO AsiaNET Fund plc *+                               97,560     $   499,995
Nirvana Capital Limited *+#                               42,000         410,088
TVG Asian Communications
 Fund II, L.P. *+#                                     1,151,024         927,013
                                                                     -----------
TOTAL ASIA (Cost $2,594,140)                                           1,837,096
                                                                     -----------

BRAZIL-6.61%

Brasil Telecom Participacoes
 S.A. ADR+##                                              24,700         988,247
Celular CRT Participacoes S.A
 PNA+                                                  2,308,347       1,044,718
Embratel Participacoes S.A
 ADR##                                                   132,800       1,135,440
Tele Centro Oeste Celular
 Participacoes S.A. ADR##                                 48,800         419,192
Tele Norte Leste Participacoes S.A
 ADR##                                                   188,465       2,987,170
Telemig Celular Participacoes S.A
 ADR                                                       5,500         237,325
Telesp Celular Participacoes S.A
 ADR                                                     100,700       1,758,222
                                                                     -----------
TOTAL BRAZIL (Cost $12,467,718)                                        8,570,314
                                                                     -----------

CHILE-1.65%

Empresa Nacional de
 Telecomunicaciones S.A
 (Cost $1,944,174)                                       257,397       2,141,991
                                                                     -----------
 CZECH REPUBLIC-0.41%
Cesky Telecom a.s.+
 (Cost $725,683)                                          61,100         529,791
                                                                     -----------
 EUROPE-0.03%
Global TeleSystems Inc.+##
 (Cost $2,090,162)                                        91,876          34,913
                                                                     -----------

GREECE-1.02%

Hellenic Telecommunications
 Organization S.A. ADR+##
 (Cost $1,471,227)                                       193,000     $ 1,316,260
                                                                     -----------

 HONG KONG-17.85%

Asia Satellite Telecommunications
 Holdings Ltd.                                         1,715,909       3,497,927
China Mobile (Hong Kong) Ltd.+                         2,796,915      13,590,563
China Mobile (Hong Kong)
 Ltd. ADR+                                               102,900       2,505,615
China Unicom Ltd. ADR+##                                 147,724       2,378,356
i-CABLE Communications Ltd.+                           1,897,000       1,173,502
                                                                     -----------
TOTAL HONG KONG (Cost $23,136,987)                                    23,145,963
                                                                     -----------

 HUNGARY-1.33%

Magyar Tavkozlesi Rt, ADR
 (Cost $2,335,484)                                       112,200       1,722,270
                                                                     -----------
 INDIA-0.40%
Hindustan Corp.                                          100,600         348,782
The India Media, Internet and
 Communications Fund Ltd.+@#                              50,000         175,000
                                                                     -----------

TOTAL INDIA (Cost $1,687,080)                                            523,782
                                                                     -----------

ISRAEL-11.62%

Aptel Warrants
 (expiring 01/19/03)*+                                    16,800         189,000
AudioCodes Ltd.+##                                        66,600         530,136
BPA Israel Ventures LLC*+#                               583,756         518,162
BreezeCOM Ltd.+                                           79,500         477,795
Ceragon Networks Ltd.+##                                   4,400          14,784
Commtouch Software Ltd.+                                  73,800          76,752
Concord Ventures
 Fund II, L.P.+@#                                      2,120,000       1,842,282
Formula Ventures L.P.+@#                               1,095,000       1,454,489
Giza GE Venture Fund III, L.P.+@#                        880,000         721,706
Global Wireless Holdings Inc.
 C.V. PNB *+                                              48,122               0
K.T. Concord Venture Fund L.P.+@                       2,000,000       3,028,297

                                                        NO. OF          VALUE
DESCRIPTION                                          SHARES/UNITS     (NOTE A)
--------------------------------------------------------------------------------
ISRAEL (CONTINUED)

Lynx Photonic Networks*+                                 375,394     $ 1,148,994
Lynx Series E*+                                          493,000         498,488
MIND C.T. I. Ltd.+                                       251,500         643,840
Neurone Ventures II, L.P.*@+#                            135,000         116,564
Nexus Telecommunication
 Systems Ltd.+                                           127,022         247,693
Nexus Telocation Systems Ltd.+@                          160,533         266,083
NICE Systems Ltd. ADR+##                                 108,100       1,565,288
RADWARE Ltd.+                                             65,300       1,140,791
SVE Star Ventures Enterprises
 GmbH & Co. No. IX KG*@+#                                500,000         487,500
Walden Israel Ventures III, L.P.*+#                      110,000          95,677
                                                                     -----------
TOTAL ISRAEL (Cost $17,489,089)                                       15,064,321
                                                                     -----------

 LATIN AMERICA-0.96%

J.P. Morgan Latin America
 Capital Partners L.P. *+#
 (Cost $1,269,462)                                     1,250,602       1,250,602
                                                                     -----------
 MEXICO-14.52%

America Movil S.A. de C.V. +##                           255,500       5,209,645
Grupo Televisa S.A. ADR +                                 58,300       2,460,260
Telefonos de Mexico S.A. de C.V
 ADR, Class L +##                                        323,600      11,160,964
                                                                     -----------

TOTAL MEXICO (Cost $19,156,167)                                       18,830,869
                                                                     -----------

 MIDDLE EAST / AFRICA-0.60%
EFG-Hermes Telecom Fund*+
 (Cost $1,020,000)                                       100,000         777,500
                                                                     -----------
 PERU-0.00%

Tecsur S.A. + (Cost $20,757)                             102,450             848
                                                                     -----------
 POLAND-1.08%
Telekomunikacja Polska S.A. +
 (Cost $1,481,734)                                       269,700       1,401,831
                                                                     -----------

 RUSSIA-0.39%

Independent Network Television
 Series II *+ (Cost $1,000,000)                        1,000,000         500,000
                                                                     -----------
 SOUTH KOREA-9.51%

Korea Telecom Corp.                                       39,640     $ 1,763,841
Korea Telecom Corp. ADR                                   50,800       1,183,640
Samsung Electronics Co., Ltd.                             23,787       3,936,646
SK Telecom Co., Ltd.                                       3,940         675,121
SK Telecom Co., Ltd. ADR                                 248,500       4,763,745
                                                                     -----------

TOTAL SOUTH KOREA
 (Cost $14,366,618)                                                   12,322,993
                                                                     -----------
 TAIWAN-1.11%
United Microelectronics Corp. +
 (Cost $1,187,916)                                       141,000       1,432,560
                                                                     -----------

 THAILAND-0.73%
TelecomAsia Corp. Public Co.,
 Ltd., Foreign Registered +(a)                         1,717,483               0
Total Access Communication
 Public Co., Ltd. +                                      433,000         952,600
                                                                     -----------
TOTAL THAILAND
 (Cost $1,465,852)                                                       952,600
                                                                     -----------
 VENEZUELA-1.09%
Venworld Telecommunications+@
 (Cost $2,531,383)                                       125,947       1,415,246
                                                                     -----------
 GLOBAL-9.40%
Emerging Markets Ventures I,
 L.P.+@#                                               5,799,285       6,622,726
International Wireless
 Communications Holdings Corp.*+                          15,092               0
TeleSoft Partners L.P.+@                               1,187,500       4,699,281
TeleSoft Partners II QP, L.P.*+#                         900,000         864,297
                                                                     -----------
TOTAL GLOBAL (Cost $8,191,129)                                        12,186,304
                                                                     -----------
TOTAL EMERGING COUNTRIES
 (Cost $117,632,762)                                                 105,958,054
                                                                     -----------

                                                           NO. OF      VALUE
DESCRIPTION                                            SHARES/UNITS   (NOTE A)
-------------------------------------------------------------------------------
EQUITY SECURITIES OF TELECOMMUNICATION
 COMPANIES IN DEVELOPED COUNTRIES-1.15%

 CENTRAL EUROPE-0.04%
Central European Media Enterprises Ltd.+
 (Cost $4,578,325)                                          22,875   $   45,750
                                                                     ----------
 UNITED STATES-1.11%
Comverse Technology, Inc.+                                   7,900      458,200
Lucent Technologies Inc.                                    25,868      203,840
Technology Crossover
 Ventures IV, L.P.+@#                                      897,600      783,399
                                                                     ----------

TOTAL UNITED STATES
 (Cost $2,149,545)                                                    1,445,439
                                                                     ----------
TOTAL DEVELOPED COUNTRIES
 (Cost $6,727,870)                                                    1,491,189
                                                                     ----------

EQUITY SECURITIES OF COMPANIES PROVIDING OTHER
 ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN
 EMERGING COUNTRY'S INFRASTRUCTURE-11.33%

 ARGENTINA-1.47%
Exxel Capital Partners V, L.P.+@
 (Cost $2,075,890)                                       1,938,339    1,901,317
                                                                     ----------
 CANADA-0.00%
Officeland Inc. PN, Class A*+(b)                           168,067            0
Officeland Inc. PN, Class C*+(c)                           133,654            0
                                                                     ----------
TOTAL CANADA
 (Cost $638,256)                                                              0
                                                                     ----------

 CHINA-0.00%
Beijing Datang Power Generation
 Company Ltd.
 (Cost $136)                                                   438          163
                                                                     ----------
 EGYPT-0.72%
Nile Growth Company+
 (Cost $2,020,000)                                         200,000      934,000
                                                                     ----------
HONG KONG-3.89%
Hutchison Whampoa Ltd.                                     276,860   $3,008,287
Legend Holdings Ltd.+                                    2,966,000    2,034,437
                                                                     ----------
TOTAL HONG KONG
 (Cost $5,613,149)                                                    5,042,724
                                                                     ----------
 ISRAEL-0.90%
Ampal-American Israel Corp.,
 Class A+                                                   88,200      419,832
Paradigm Geophysical Ltd.+##                                56,000      355,040
The Renaissance Fund LDC+@                                     160      391,392
                                                                     ----------
TOTAL ISRAEL
 (Cost $2,717,152)                                                    1,166,264
                                                                     ----------
 JAMAICA-1.93%
Jamaican Assets I, L.P.+,++@
 (Cost $1,020,624)                                         879,355    2,501,801
                                                                     ----------
 SOUTH AFRICA-0.01%
Imperial Holdings Ltd.+
 (Cost $18,940)                                              1,691       13,292
                                                                     ----------
 TAIWAN-0.50%
Far Eastern Textile Ltd.+
 (Cost $1,177,575)                                       1,106,000      655,770
                                                                     ----------
 THAILAND-1.91%

Advanced Information Service
 Public Co., Ltd.
 (Cost $2,309,689)                                         230,921    2,472,246
                                                                     ----------

                                                                        VALUE
DESCRIPTION                                                           (NOTE A)
--------------------------------------------------------------------------------
TOTAL OTHER ESSENTIAL SERVICES
(Cost $17,591,411)                                                  $ 14,687,577
                                                                    ------------
TOTAL INVESTMENTS-94.21%
 (Cost $141,952,043) (Notes A,D,F)                                   122,136,820
                                                                    ------------
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-5.79%                                                     7,512,395
                                                                    ------------
NET ASSETS-100.00%                                                  $129,649,215
                                                                    ============

*    Not readily marketable security.
+    Security is non-income producing.
++ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers".
@    Restricted security, not readily marketable (See Note F).
# As of May 31, 2001, the Fund committed to investing an additional $1,916,244, $1,560,000, $2,032,582, $405,000, $1,870,000, $250,000,
     $5,049,398, $615,000, $580,000, $1,500,000, $1,102,400, $2,100,000,
     $2,848,976 and $1,265,000 of capital in BPA Israel Ventures LLC, Concord Ventures Fund II, L.P., Emerging Markets Ventures I, L.P., Formula Ventures L.P., Giza GE Venture Fund III, L.P., The India Media, Internet and Communications Fund Ltd., J.P. Morgan Latin America Capital Partners L.P., Neurone Ventures II, L.P., Nirvana Capital Ltd., SVE Star Ventures Enterprises GmbH & Co. No. IX KG, Technology Crossover Ventures IV, L.P., TeleSoft Partners II QP, L.P., TVG Asian Communications Fund II, L.P. and Walden Israel Ventures III, L.P.
##   Security or a portion thereof is out on loan.
(a) With an additional 1,717,483 warrants attached, expiring 12/31/49, with no market value.
(b) With an additional 134,453 warrants attached, expiring 04/21/05, with no market value.
(c) With an additional 133,654 warrants attached, expiring 04/21/05, with no market value.
ADR  American Depositary Receipts.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.

                See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES - MAY 31, 2001 (UNAUDITED)

 ASSETS
Investments, at value (Cost $141,952,043) (Note A)                                                      $122,136,820
Cash (including $4,281 of foreign currencies with a cost of $5,441) (Note A)                               8,420,575
Collateral received for securities loaned (Note A)                                                        12,471,358
Receivables:
   Dividends                                                                                                 164,285
   Interest                                                                                                    2,128
Prepaid expenses                                                                                              32,240
                                                                                                        ------------
Total Assets                                                                                             143,227,406
                                                                                                        ------------
 LIABILITIES

Payables:
   Upon return of securities loaned (Note A)                                                              12,471,358
   Investments purchased                                                                                     724,444
   Investment advisory fee (Note B)                                                                          212,100
   Administration fees (Note B)                                                                               33,853
   Other accrued expenses                                                                                    136,436
                                                                                                        ------------
Total Liabilities                                                                                         13,578,191
                                                                                                        ------------
NET ASSETS (applicable to 12,684,042 shares of common stock outstanding) (Note C)                       $129,649,215
                                                                                                        ============
NET ASSET VALUE PER SHARE ($129,649,215 DIVIDED BY 12,684,042)                                          $      10.22
                                                                                                        ============
 NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 12,684,042 shares issued and outstanding
   (100,000,000 shares authorized)                                                                      $     12,684
Paid-in capital                                                                                          200,037,313
Accumulated net investment loss                                                                             (772,986)
Accumulated net realized loss on investments and foreign currency related transactions                   (49,809,017)
Net unrealized depreciation in value of investments and translation of other assets and liabilities
 denominated in foreign currencies                                                                       (19,818,779)
                                                                                                        ------------
Net assets applicable to shares outstanding                                                             $129,649,215
                                                                                                        ============

                See accompanying notes to financial statements.

STATEMENT OF OPERATIONS

                                                                                 FOR THE SIX       FOR THE PERIOD
                                                                                 MONTHS ENDED           ENDED
                                                                                 MAY 31, 2001       NOVEMBER 30,
                                                                                 (UNAUDITED)           2000
                                                                                --------------     ---------------
 INVESTMENT LOSS

Income (Note A):
   Dividends                                                                    $      181,542     $        64,216
   Interest                                                                            269,934             207,958
   Less: Foreign taxes withheld                                                        (40,020)             (5,748)
                                                                                --------------     ---------------
   Total Investment Income                                                             411,456             266,426
                                                                                --------------     ---------------
Expenses:

   Investment advisory fees (Note B)                                                   648,963             650,818
   Administration fees (Note B)                                                        113,727             124,448
   Consulting/Merger-related fees (Note A)                                              94,867             150,213
   Audit and legal fees                                                                 73,588              36,265
   Custodian fees                                                                       62,668              58,506
   Printing                                                                             58,287              84,290
   Accounting fees                                                                      55,007              44,641
   Transfer agent fees                                                                  25,854              18,897
   NYSE listing fees                                                                    15,907              10,013
   Directors' fees                                                                      12,898              41,193
   Insurance                                                                             7,348               4,402
   Other                                                                                15,328              14,508
                                                                                --------------     ---------------
   Total Expenses                                                                    1,184,442           1,238,194
                                                                                --------------     ---------------
   Net Investment Loss                                                                (772,986)           (971,768)
                                                                                --------------     ---------------

 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
 FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized loss from:

   Investments                                                                     (23,202,320)         (5,106,361)
   Foreign currency related transactions                                               (10,851)           (180,172)

Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign
 currencies                                                                         22,316,116         (35,078,975)
                                                                                --------------     ---------------
Net realized and unrealized loss on investments and foreign currency
 related transactions                                                                 (897,055)        (40,365,508)
                                                                                --------------     ---------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $   (1,670,041)    $   (41,337,276)
                                                                                ==============     ===============

                 See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE SIX       FOR THE PERIOD      FOR THE FISCAL
                                                              MONTHS ENDED            ENDED            YEAR ENDED
                                                              MAY 31, 2001        NOVEMBER 30,           MAY 31,
                                                               (UNAUDITED)            2000                2000
                                                              ------------        ------------        ------------
 INCREASE/(DECREASE) IN NET ASSETS

Operations:
   Net investment loss                                        $   (772,986)       $   (971,768)       $ (1,449,856)
   Net realized gain/(loss) on investments and foreign
    currency  related transactions                             (23,213,171)         (5,286,533)         38,562,915
   Net change in unrealized appreciation/(depreciation)
    in value of investments and translation of other assets
    and liabilities denominated in foreign currencies           22,316,116         (35,078,975)          7,411,859
                                                              ------------        ------------        ------------
     Net increase/(decrease) in net assets resulting from
      operations                                                (1,670,041)        (41,337,276)         44,524,918
                                                              ------------        ------------        ------------
Distributions to shareholders:
   Net realized gain on investments                                     --         (21,941,530)                 --
                                                              ------------        ------------        ------------
Capital share transactions:
   Cost of 657,000 shares repurchased (Note G)                          --                  --          (8,250,794)
   Net assets received in conjunction with
     Merger Agreement and Plan of Reorganization (Note A)               --          64,303,248                  --
   Cash paid in-lieu-of fractional shares (Note A)                  (5,641)                 --                  --
                                                              ------------        ------------        ------------
     Total capital share transactions                               (5,641)         64,303,248          (8,250,794)
                                                              ------------        ------------        ------------
     Total increase/(decrease) in net assets                    (1,675,682)          1,024,442          36,274,124
                                                              ------------        ------------        ------------
 NET ASSETS

Beginning of period                                            131,324,897         130,300,455          94,026,331
                                                              ------------        ------------        ------------
End of period                                                 $129,649,215        $131,324,897        $130,300,455
                                                              ============        ============        ============

                See accompanying notes to financial statements.

STATEMENT OF CASH FLOWS - FOR THE SIX MONTHS ENDED MAY 31, 2001 (UNAUDITED)

 INCREASE/(DECREASE) IN CASH FROM

Operating Activities:
   Investment income received                                                    $     361,966
   Operating expenses paid                                                          (1,559,670)
                                                                                 -------------
Net decrease in cash from operating activities                                                         $(1,197,704)
                                                                                                       -----------
Investing Activities:
   Purchases of long-term portfolio investments                                    (66,991,936)
   Proceeds from disposition of long-term portfolio investments                     63,713,910
                                                                                 -------------
Net decrease in cash from investing activities                                                          (3,278,026)
                                                                                                       -----------
Financing Activities:
   Cash paid in-lieu-of fractional shares (Note A)                                                          (5,641)
                                                                                                       -----------
Net decrease in cash                                                                                    (4,481,371)
Cash at beginning of period                                                                             12,901,946
                                                                                                       -----------
Cash at end of period (Note A)                                                                         $ 8,420,575
                                                                                                       ===========
 RECONCILIATION OF NET DECREASE IN NET ASSETS
 RESULTING FROM OPERATIONS TO NET DECREASE
 IN CASH FROM OPERATING ACTIVITIES

Net decrease in net assets resulting from operations                                                   $(1,670,041)
Adjustments:
   Increase in dividends and interest receivable                                 $     (49,490)
   Decrease in accrued expenses                                                       (366,983)
   Increase in prepaid expenses                                                         (8,245)
   Net realized and unrealized loss on investments and foreign currency
     related transactions                                                              897,055
                                                                                 -------------
Total adjustments                                                                                          472,337
                                                                                                       -----------
NET DECREASE IN CASH FROM OPERATING ACTIVITIES                                                         $(1,197,704)
                                                                                                       ===========

                See accompanying notes to financial statements.

                      This page left intentionally blank.

FINANCIAL HIGHLIGHTS SECTIONS

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                   FOR THE SIX MONTHS    FOR THE SIX MONTHS
                                                         ENDED                ENDED
                                                      MAY 31, 2001         NOVEMBER 30,      ------------------------
                                                      (UNAUDITED)              2000             2000            1999
                                                   ------------------    ------------------  --------         -------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                   $  10.35             $  18.36         $  12.13         $ 16.37
                                                       --------             --------         --------         -------
Net investment income/(loss)                              (0.06)               (0.14)#          (0.20)#         (0.04)#
Net realized and unrealized gain/(loss) on
  investments and foreign currency
  related transactions                                    (0.07)               (4.78)            6.14           (2.41)
                                                       --------             --------         --------         -------
Net increase/(decrease) in net assets resulting
  from operations                                         (0.13)               (4.92)            5.94           (2.45)
                                                       --------             --------         --------         -------
Dividends and distributions to shareholders:
  Net investment income                                      --                   --               --              --
  Net realized gain on investments and foreign
  currency related transactions.                             --                (3.09)              --           (1.96)
                                                       --------             --------         --------         -------
Total dividends and distributions to shareholders            --                (3.09)              --           (1.96)
                                                       --------             --------         --------         -------
Anti-dilutive impact due to capital shares
  repurchased                                                --                   --             0.29            0.17
                                                       --------             --------         --------         -------
Net asset value, end of period                         $  10.22             $  10.35         $  18.36         $ 12.13
                                                       ========             ========         ========         =======
Market value, end of period                            $   8.02             $  7.688         $ 13.508         $ 9.819
                                                       ========             ========         ========         =======
Total investment return (a)                                4.33%              (28.46)%          37.58%          (9.99)%
                                                       ========             ========         ========         =======
 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                $129,649             $131,325         $130,300         $94,026
Ratio of expenses to average net assets (b)                1.76%(c)             1.91%(c)         2.24%           2.09%
Ratio of expenses to average net assets,
  excluding taxes                                          1.75%(c)             1.91%(c)         2.04%           2.01%
Ratio of net investment income/(loss) to
  average net assets                                      (1.15)%(c)           (1.50)%(c)       (1.15)%         (0.33)%
Portfolio turnover rate                                   52.19%               51.72%          113.75%         179.66%

----------------
Sections Per share amounts prior to November 3, 2000 have been restated to reflect a conversion factor of 0.9994 for shares issued in connection with the merger of The Emerging Markets Infrastructure Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

       *   Commencement of investment operations.

      ** Initial public offering price of $15.01 per share less underwriting discount of $1.05 per share and offering expenses of $0.11 per share.

       + Includes a $0.03 per share increase to the Fund's net asset value per share resulting from the anti-dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in January 1994.

       #   Based on average shares outstanding.

                See accompanying notes to financial statements.

                                                  FOR THE FISCAL YEARS ENDED MAY 31,
                                                  ----------------------------------------------------------------------------
                                                     1998             1997             1996            1995             1994
                                                  ---------         --------         --------        --------         --------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period               $  21.54         $  20.95         $  19.21        $  20.91         $  14.96
                                                   --------         --------         --------        --------         --------
Net investment income/(loss)                          (0.06)            0.10             0.27            0.11             0.13
Net realized and unrealized gain/(loss) on
  investments and foreign currency
  related transactions                                (1.40)            2.86             1.91            0.01             7.03+
                                                   --------         --------         --------        --------         --------
Net increase/(decrease) in net assets resulting
  from operations                                     (1.46)            2.96             2.18            0.12             7.16
                                                   --------         --------         --------        --------         --------
Dividends and distributions to shareholders:
  Net investment income                               (0.09)           (0.27)           (0.04)          (0.04)           (0.15)
  Net realized gain on investments and foreign
  currency related transactions.                      (3.62)           (2.10)           (0.40)          (1.78)           (1.06)
                                                   --------         --------         --------        --------         --------
Total dividends and distributions to shareholders     (3.71)           (2.37)           (0.44)          (1.82)           (1.21)
                                                   --------         --------         --------        --------         --------
Anti-dilutive impact due to capital shares
  repurchased                                            --               --               --              --               --
                                                   --------         --------         --------        --------         --------
Net asset value, end of period                     $  16.37         $  21.54         $  20.95        $  19.21         $  20.91
                                                   ========         ========         ========        ========         ========
Market value, end of period                        $ 13.008         $ 17.385         $ 17.385        $ 17.761         $ 22.764
                                                   ========         ========         ========        ========         ========
Total investment return (a)                           (4.57)%          14.31%            0.21%         (13.94)%          64.74%
                                                   ========         ========         ========        ========         ========
 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)            $138,023         $181,627         $176,628        $161,925         $176,253
Ratio of expenses to average net assets (b)            2.32%            1.90%            1.77%           1.89%            1.81%
Ratio of expenses to average net assets,
  excluding taxes                                      1.82%            1.82%              --              --               --
Ratio of net investment income/(loss) to
  average net assets                                  (0.29)%           0.52%            1.40%           0.53%            0.63%
Portfolio turnover rate                              162.58%           42.14%           27.71%          14.29%           43.98%

                                                        FOR THE PERIOD
                                                           JUNE 25,
                                                             1992*
                                                           THROUGH
                                                         MAY 31, 1993
                                                        -------------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period                       $  13.85**
                                                           --------
Net investment income/(loss)                                   0.16
Net realized and unrealized gain/(loss) on
  investments and foreign currency
  related transactions                                         1.20
                                                           --------
Net increase/(decrease) in net assets resulting
  from operations                                              1.36
                                                           --------
Dividends and distributions to shareholders:
  Net investment income                                       (0.14)
  Net realized gain on investments and foreign
  currency related transactions.                              (0.11)
                                                           --------
Total dividends and distributions to shareholders
                                                              (0.25)
                                                           --------
Anti-dilutive impact due to capital shares
  repurchased                                                    --
                                                           --------
Net asset value, end of period                             $  14.96
                                                           ========
Market value, end of period                                $ 14.509
                                                           ========
Total investment return (a)                                    5.85%
                                                           ========
 RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                    $125,338
Ratio of expenses to average net assets (b)                    1.99%(c)
Ratio of expenses to average net assets,
  excluding taxes                                                --
Ratio of net investment income/(loss) to
  average net assets                                           2.02%(c)
Portfolio turnover rate                                       22.55%

--------------
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.

(b) Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any.

(c)  Annualized.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. The Fund engaged an Investment Banking Firm during the fiscal year ended May 31, 2000, to look at various strategic options for the Fund. On November 3, 2000, the Fund (then known as "The Emerging Markets Infrastructure Fund, Inc.") consummated its merger with The Emerging Markets Telecommunications Fund, Inc. (the "Predecessor Fund"). Pursuant to the terms of the agreement governing the merger, each share of common stock of the Predecessor Fund was converted into an equivalent dollar amount of full shares of common stock of the Fund, based on the net asset value of the Fund and the Predecessor Fund as of November 2, 2000 ($11.51 and $11.50, respectively), resulting in a conversion ratio of 0.9994 shares of the Fund for each share of the Predecessor Fund. Cash was paid in- lieu-of fractional shares. Net assets of the Fund and the Predecessor Fund as of the merger date were $64,303,248 and $81,662,835, including unrealized depreciation of $14,733,630 and $13,282,163, respectively. Total net assets after the merger were $145,966,083. Upon the consummation of the merger, the Fund changed its name to "The Emerging Markets Telecommunications Fund, Inc." and adopted the Predecessor Fund's investment objective and policies. Accordingly, under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of telecommunications companies in emerging markets, and will invest a substantial portion of its remaining assets in equity securities of companies that provide other essential services in the development of an emerging country's infrastructure that will benefit from macroeconomic growth in an emerging country, but whose growth is not directly linked to favorable changes in commodities prices.

For financial reporting purposes the historical results of the Predecessor Fund survives.

The Board of Directors of the Fund has approved the overall terms of a self-tender program, which terms include the following: (i) the Fund will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program, commencing in 2001, and (ii) the per share purchase price will be at least 95% of the Fund's net asset value per share. The self-tender program is subject to change based on economic or market conditions or other factors. For example, a sustained reduction in the market discount at which the Fund's shares trade, a risk of material adverse tax consequences or a risk of the Fund becoming subject to delisting may lead the Board of Directors to conclude that it is appropriate to suspend the self-tender program.

Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities shall be valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices available on these exchanges, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no price is available on these exchanges and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At May 31, 2001, the Fund held 26.29% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $31,873,340 and fair value of $34,086,896. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At May 31, 2001, the interest rate was 3.35%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. federal income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At November 30, 2000, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $26,280,580 of which $20,972,304 expires in 2006. This amount is subject to Internal Revenue Code Sections' limitations. Capital loss carryforward of $5,308,276 expires in 2007.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments. For the six months ended May 31, 2001, the Fund did not incur such expense.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the six months ended May 31, 2001, the Fund incurred $5,500 of such expense.

Brazil imposes a CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that is applied to most debit transactions carried out by financial institutions. On June 17, 1999, the CPMF tax was reinstated for a period of three years. The tax was assessed at a rate of 0.38% for the initial year and dropped to 0.30% for the remaining two years. Effective March 18, 2001, the CPMF tax was increased from 0.30% to 0.38%.

FOREIGN CURRENCY TRANSACTIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains/(losses) represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

SECURITIES LENDING: The market value of securities out on loan to brokers at May 31, 2001, was $11,960,179, for which the Fund has received cash as collateral of $12,471,358. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc., which was in turn collateralized by U.S. Government agency securities with a value of $12,722,563. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

During the six months ended May 31, 2001, the Fund earned $6,584 in securities lending income which is included under the caption INTEREST in the Statement of Operations.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States of America.

A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 25% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the proceeds realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At May 31, 2001, the Fund had no such agreements, other than the cash collateral received that was reinvested in a repo under the Fund's securities lending program.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser with respect to all investments. Effective July 1, 2000, CSAM agreed to revise its method of calculating the investment advisory fee to be based on the lesser of the average weekly stock market price or average weekly net assets. Such fee is based on the calculation used prior to July 1, 2000, substituting the above-mentioned revision in place of average weekly net assets. Prior to July 1, 2000, CSAM received as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly net assets, 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. For the six months ended May 31, 2001, CSAM earned $648,963 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the six months ended May 31, 2001, CSAM was reimbursed $9,972 for administrative services rendered to the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.12% of the Fund's average weekly net assets. For the six months ended May 31, 2001, BSFM earned $80,763 for administrative services.

BankBoston, N.A., Sao Paulo ("BBNA") and CELFIN Administradora de Fondos de Inversion de Capital Extranjero S.A. ("Chilean administrator") serve as the Fund's administrators with respect to Brazilian and Chilean investments, respectively. BBNA is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Funds accounting agent and custodian, a quarterly fee based on an annual rate of 0.10% of average month end Brazilian net assets of the Fund. In return for services rendered, the Chilean administrator receives a fee computed monthly and paid quarterly at an annual rate of 0.10% of the Fund's average weekly net assets in Chile, subject to certain minimum annual fees and reimbursements for a predefined limit of their expenses.

On May 8, 2000, the Fund's Board of Directors unanimously approved a proposal by the Independent Directors (as defined under the Investment Company Act of 1940, as amended), to partially compensate Independent Directors in shares of the Fund. Under this policy, such Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 12,684,042 shares outstanding at May 31, 2001, CSAM owned 14,334 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at May 31, 2001 was $143,691,231. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currencies) of $21,554,411, was composed of gross appreciation of $12,057,577 for those investments having an excess of value over cost and gross depreciation of $33,611,988 for those investments having an excess of cost over value.

For the six months ended May 31, 2001, total purchases and sales of securities, other than short-term investments, were $67,391,199 and $63,526,614, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds advised by CSAM established a $350 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate facility fee at a rate of 0.075% per annum on the entire amount of the Credit Facility which is allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. The funds also paid an allocation fee of 0.025%. In addition, the participating funds will pay interest on borrowing at the Federal Funds rate plus 0.50%. At May 31, 2001 and during the six months ended May 31, 2001, the Fund had no borrowings under the Credit Facility. Effective June 20, 2001, the Credit Facility was renewed as described above except for a reduction in the committed, unsecured amount to $200 million from $350 million and pay an aggregate commitment fee at a rate of 0.10% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter.

NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of units/shares held, the acquisition dates, aggregate cost, fair value as of May 31, 2001, value per unit/share of such securities and percent of net assets which the securities comprise.

                                                                                           FAIR
                                         NUMBER                                          VALUE AT       VALUE    PERCENT
                                           OF                                             MAY 31,        PER      OF NET
SECURITY                               UNITS/SHARES  ACQUISITION DATES      COST           2001      UNIT/SHARE   ASSETS
Concord Ventures Fund II, L.P.          1,400,000   03/29/00 - 10/09/00$  1,408,152  $  1,216,602   $     0.87    0.94
                                          400,000        12/15/00           400,000       347,600         0.87    0.27
                                          320,000        03/01/01           320,000       278,080         0.87    0.21
                                        ---------                         ---------  -----------                  ----
                                        2,120,000                         2,128,152     1,842,282                 1.42
                                        ---------                         ---------  -----------                  ----
Emerging Markets Ventures I, L.P.       5,205,661   01/22/98 - 03/24/00   5,476,123     5,944,813         1.14    4.59
                                          593,624        01/10/01           593,624       677,913         1.14    0.52
                                        ---------                         ---------  -----------                  ----
                                        5,799,285                         6,069,747     6,622,726                 5.11
                                        ---------                         ---------  -----------                  ----
Exxel Capital Partners V, L.P.          1,938,339   05/11/98 - 12/03/98   2,075,890     1,901,317         0.98    1.47
                                        ---------                         ---------  -----------                  ----
Formula Ventures L.P.                     935,476   08/06/99 - 11/01/00     874,541     1,242,593         1.33    0.96
                                           69,524        12/01/00            64,193        92,349         1.33    0.07
                                           48,495        03/07/01            44,777        64,416         1.33    0.05
                                           41,505        04/05/01            38,738        55,131         1.33    0.04
                                        ---------                         ---------  -----------                  ----
                                        1,095,000                         1,022,249     1,454,489                 1.12
                                        ---------                         ---------  -----------                  ----
Giza GE Venture Fund III, L.P.            550,000   01/31/00 - 03/22/00     506,931       451,066         0.82    0.35
                                          150,000        06/14/00           138,254       123,018         0.82    0.10
                                          180,000        06/14/00           165,905       147,622         0.82    0.11
                                        ---------                         ---------  -----------                  ----
                                          880,000                           811,090       721,706                 0.56
                                        ---------                         ---------  -----------                  ----
The India Media, Internet and

    Communications Fund Ltd.               50,000        06/12/00           262,500       175,000         3.50    0.14
                                        ---------                         ---------  -----------                  ----
Jamaican Assets I, L.P.                   439,677        10/20/97           510,312     1,250,900         2.85    0.96
                                          439,678        04/18/01           510,312     1,250,901         2.85    0.96
                                        ---------                         ---------  -----------                  ----
                                          879,355                         1,020,624     2,501,801                 1.92
                                        ---------                         ---------  -----------                  ----
K.T. Concord Venture Fund L.P.          2,000,000   12/08/97 - 09/29/00   1,883,266     3,028,297         1.51    2.34
                                        ---------                         ---------  -----------                  ----
Neurone Ventures II, L.P.                  75,000        11/24/00            65,133        64,758         0.86    0.05
                                           60,000        12/28/00            52,106        51,806         0.86    0.04
                                        ---------                         ---------  -----------                  ----
                                          135,000                           117,239       116,564                 0.09
                                        ---------                         ---------  -----------                  ----
Nexus Telocation Systems Ltd.             160,533   01/10/00 - 02/28/00   1,204,000       266,083         1.66    0.21
                                        ---------                         ---------  -----------                  ----

                                                                                           FAIR
                                         NUMBER                                          VALUE AT       VALUE    PERCENT
                                           OF                                             MAY 31,        PER      OF NET
SECURITY                               UNITS/SHARES  ACQUISITION DATES      COST           2001      UNIT/SHARE   ASSETS
The Renaissance Fund LDC                      160   03/30/94 - 03/21/97  $  967,929    $  391,392    $2,446.20    0.30
                                        ---------                         ---------   -----------                 ----
SVE Star Ventures Enterprises

    GmbH & Co. No. IX KG                  500,000        12/21/00           500,000       487,500         0.98    0.38
                                        ---------                         ---------   -----------                 ----
Technology Crossover

    Ventures IV, L.P.                     791,000   03/08/00 - 10/30/00     772,428       690,362         0.87    0.53
                                          106,600        03/12/01           104,097        93,037         0.87    0.07
                                        ---------                         ---------   -----------                 ----
                                          897,600                           876,525       783,399                 0.60
                                        ---------                         ---------   -----------                 ----
TeleSoft Partners L.P.                  1,187,500   07/22/97 - 05/31/00     852,126     4,699,281         3.96    3.62
                                        ---------                         ---------   -----------                 ----
TeleSoft Partners II QP, L.P.             600,000        07/14/00           569,792       576,198         0.96    0.44
                                          300,000        01/25/01           284,896       288,099         0.96    0.22
                                        ---------                         ---------   -----------                 ----
                                          900,000                           854,688       864,297                 0.66
                                        ---------                         ---------   -----------                 ----
Venworld Telecommunications               125,947        05/18/95         2,531,383     1,415,246        11.24    1.09
                                        ---------                         ---------   -----------                 ----
Total                                                                   $23,177,408   $27,271,380                21.03
                                                                        ===========   ===========                =====

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Board of Directors authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board had authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It was intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintained their investment. The repurchase program was subject to review by the Board of Directors of the Fund. Such program has been suspended upon the merger with the Predecessor Fund, see Note A. For the fiscal year ended May 31, 2000, the Fund repurchased 657,000 of its shares for a total cost of $8,250,794 at a weighted average discount of 20.90% from net asset value. The discount of individual repurchases ranged from 16.01% - 23.44%. Since inception of the repurchase program, the Fund has repurchased 15% of its shares.

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On March 29, 2001, the annual meeting of shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)  To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                 FOR        AGAINST     NON-VOTES
Dr. Enrique R. Arzac         10,712,672     437,829     1,534,034
James J. Cattano             10,711,168     439,333     1,534,034
James P. McCaughan           10,704,184     446,317     1,534,034

In addition to the directors re-elected at the meeting, George W. Landau, William W. Priest, Jr., Martin M. Torino and Richard W. Watt continue to serve as directors of the Fund.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Emerging Markets Telecommunications Fund, Inc. (the "Fund"). EquiServe, L.P., will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program

Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3364; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.

InvestLink is a service mark of EquiServe, L.P.

PRIVACY POLICY NOTICE (AS OF MAY 4, 2001)

We are committed to maintaining the privacy of every current and prospective customer. We recognize that you entrust important personal information to us, and we wish to assure you that we take seriously our responsibilities in protecting and safeguarding this information.

In connection with making available investment products and services to current and potential customers, we may obtain nonpublic personal information about you. This information may include your name, address, e-mail address, social security number, account number, assets, income, financial situation, transaction history and other personal information.

We may collect nonpublic information about you from the following sources:

- Information we receive on applications, forms, questionnaires, web sites, agreements or in the course of establishing or maintaining a customer relationship; and

-    Information about your transactions with us, our affiliates, or others.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In cases where we believe that additional products and services may be of interest to you, we may share the information described above with our affiliates. We may also disclose this information to firms that perform services on our behalf. These agents and service providers are required to treat the information confidentially and use it only for the purpose for which it is provided.

We restrict access to nonpublic personal information about you to those employees, agents or other parties who need to know that information to provide products or services to you or in connection with your investments with or through us. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

NOTE: THIS NOTICE IS PROVIDED TO CLIENTS AND PROSPECTIVE CLIENTS OF CREDIT SUISSE ASSET MANAGEMENT, LLC ("CSAM"), CSAM CAPITAL INC., AND CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., AND SHAREHOLDERS AND PROSPECTIVE SHAREHOLDERS IN CSAM SPONSORED AND ADVISED INVESTMENT COMPANIES, INCLUDING CREDIT SUISSE WARBURG PINCUS FUNDS, AND OTHER CONSUMERS AND CUSTOMERS, AS APPLICABLE. THIS NOTICE IS NOT INTENDED TO BE INCORPORATED IN ANY OFFERING MATERIALS BUT IS MERELY A STATEMENT OF OUR CURRENT PRIVACY POLICY, AND MAY BE AMENDED FROM TIME TO TIME UPON NOTICE TO YOU.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Warburg Pincus Blue Chip Fund
Credit Suisse Warburg Pincus High Income Fund
Credit Suisse Warburg Pincus
   International Equity II Fund
Credit Suisse Warburg Pincus Municipal Money Fund
Credit Suisse Warburg Pincus Small Company Value Fund
Credit Suisse Warburg Pincus Technology Fund
Credit Suisse Warburg Pincus
   U.S. Government Money Fund
Credit Suisse Warburg Pincus Value Fund
Credit Suisse Warburg Pincus Balanced Fund
Credit Suisse Warburg Pincus Capital Appreciation Fund
Credit Suisse Warburg Pincus Cash Reserve Fund
Credit Suisse Warburg Pincus Emerging Growth Fund
Credit Suisse Warburg Pincus Emerging Markets Fund
Credit Suisse Warburg Pincus Fixed Income Fund
Credit Suisse Warburg Pincus Focus Fund
Credit Suisse Warburg Pincus
   Global Financial Services Fund
Credit Suisse Warburg Pincus Global Fixed Income Fund
Credit Suisse Warburg Pincus Global
   Health Sciences Fund
Credit Suisse Warburg Pincus Global New
   Technologies Fund
Credit Suisse Warburg Pincus
   Global Post-Venture Capital Fund
Credit Suisse Warburg Pincus
   Global Telecommunications Fund
Credit Suisse Warburg Pincus
   Intermediate Maturity Government Fund
Credit Suisse Warburg Pincus
   International Equity Fund
Credit Suisse Warburg Pincus
   International Small Company Fund
Credit Suisse Warburg Pincus Japan Growth Fund
Credit Suisse Warburg Pincus Japan Small Company Fund
Credit Suisse Warburg Pincus European Equity Fund
Credit Suisse Warburg Pincus Major Foreign Markets Fund
Credit Suisse Warburg Pincus Municipal Bond Fund
Credit Suisse Warburg Pincus
    New York Intermediate Municipal Fund
Credit Suisse Warburg Pincus New York Tax Exempt Fund
Credit Suisse Warburg Pincus
    Small Company Growth Fund
Credit Suisse Warburg Pincus Value II Fund
Credit Suisse Warburg Pincus
    WorldPerks(R) Money Market Fund
Credit Suisse Warburg Pincus
WorldPerks(R) Tax Free Money Market Fund

For more complete information--or to receive Prospectuses, which include charges and expenses--call 1-800-WARBURG (1-800-927-2874). For certain funds, the Prospectuses also disclose the special risk considerations associated with international investing, small company investing, high yield bond investing, aggressive investment strategies, single-industry funds, single-country funds, or other special and concentrated investment strategies. Please read the applicable Prospectuses carefully before you invest or send money.

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SUMMARY OF GENERAL INFORMATION

The Fund--The Emerging Markets Telecommunications Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of telecommunications companies in emerging countries. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"). CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. CSAM and its affiliates manage approximately $94 billion in the United States and $298 billion globally.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EmMktTel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmerMktsTel". The Fund's New York Stock Exchange trading symbol is ETF. Weekly comparative net asset value (NAV) and market price information about The Emerging Markets Telecommunications Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Emerging Markets Telecommunications Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
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DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac       Director
James J. Cattano           Director
George W. Landau           Director
William W. Priest, Jr.     Director
Martin M. Torino           Director
James P. McCaughan         Chairman of the Board of
                           Directors and Director
Richard W. Watt            Director, President and Chief Investment Officer
Emily Alejos               Investment Officer
Yaroslaw Aranowicz         Investment Officer
Hal Liebes                 Senior Vice President
Michael A. Pignataro       Chief Financial Officer and Secretary
Rocco A. Del Guercio       Vice President
Robert M. Rizza            Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
New York, NY 10022

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

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                                                                        NYSE(R)